Item 1: Report to Shareholders

Florida Intermediate Tax-Free Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds produced positive returns that matched those of their taxable bond counterparts for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term and high-yield securities maintained their performance advantage over shorter-term and investment-grade issues. The Florida Intermediate Tax-Free Fund outperformed its Lipper benchmark as many of its longer-term holdings performed well in response to the declining longer-term rates and the state’s improving finances.

MARKET ENVIRONMENT

Despite surging oil prices, the U.S. economy grew at a healthy clip with little inflation during the last six months. Annualized gross domestic product growth remained above 3%. The housing market continued its robust performance. Job growth strengthened and unemployment gradually declined to about 5%. With core inflation benign, the Federal Reserve persisted in its policy of gradually raising the federal funds target rate to a less accommodative level. Since the end of February and in four quarter-point increments, the central bank lifted the target rate from 2.50% to 3.50%.

Municipal money market and shorter-term bond yields rose in tandem with the fed funds rate in the last six months, as shown in the accompanying graph. Long-term rates declined, however, resulting in a flatter municipal yield curve and in long-term municipal securities outperforming shorter-term issues. The taxable bond market experienced the same trends. In an unusual turn, the six-month return for national tax-free and taxable bonds was the same, with the Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returning 2.85%.

Tobacco bonds were top performers, as yields on these issues fell to their lowest levels on record. Overall, BBB and lower-rated bond returns performed notably better than the broad index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

Nationally, new municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. For the most part, state income tax receipts are running greater than expected, bolstering state finances and strengthening the general obligation sector. Given the low nominal interest rates, individual investor demand for munis remains lukewarm, but institutional demand, particularly from hedge funds and other nontraditional municipal securities buyers, has picked up the slack. As a result, tax-free issues are in high demand, despite high supply and low yields.

FLORIDA MARKET NEWS

Florida’s economy has continued to improve at a faster rate than the national average. The employment picture remains strong. The state’s unemployment rate of 3.8% is lower than the national average of 4.9%. The services sector, which constitutes 39% of all nonfarm jobs in the state, continues to bolster the state’s employment base. Tourism remains the state’s economic mainstay. With more than four tourists for every resident, visitors are responsible for generating much of the state’s sales tax revenue.

The state’s revenue collections for fiscal year 2005, which ended June 30, were revised upward by 4.5% in April 2005. Sales tax collections were strong through June and met the revised estimates. Revenues from corporate income taxes and documentary stamp taxes rose as well. As a result of Florida’s improved revenue picture, Moody’s Investors Service upgraded the state’s credit rating to Aa1 from Aa2, as did Standard & Poor’s (AAA from AA+) and Fitch Ratings (AA+ from AA).

PORTFOLIO STRATEGY

Your fund returned 1.68% for the last six months and 2.36% for the one-year period ended August 31, 2005. Your fund surpassed its Lipper benchmark for both periods, as shown in the Performance Comparison table at left.

PERFORMANCE COMPARISON

Periods Ended 8/31/05	6 Months	12 Months
Florida Intermediate Tax-Free
Fund	1.68%	2.36%
Lipper Florida Intermediate
Municipal Debt Funds Average	1.48	2.12

The fund’s long-term record relative to its competitors is outstanding. Based on cumulative total return, Lipper ranked the Florida Intermediate Tax-Free Fund 9 out of 22, 5 out of 16, 4 out of 16, and 2 out of 11 funds for the 1-, 3-, 5-, and 10-year periods ended on June 30, 2005, respectively. For the period that runs from the fund’s inception on March 31, 1993, through June 30, 2005, Lipper ranks the fund 1 out of 6 funds. Past performance cannot guarantee future results.

PORTFOLIO CHARACTERISTICS

Periods Ended	2/28/05	8/31/05
Price Per Share	$10.95	$10.93
Dividends Per Share
For 6 months	0.20	0.20
For 12 months	0.41	0.41*
30-Day Dividend Yield **	3.68%	3.76%
30-Day Standardized
Yield to Maturity	2.52	2.92
Weighted Average
Maturity (years)	7.4	7.3
Weighted Average Effective
Duration (years)	4.2	4.2
* Due to rounding, 12-month dividends may not equal the
combined six-month figures.
** Dividends earned for the last 30 days of each period indi-
cated are annualized and divided by the fund’s net asset
value at the end of the period.

During this period of rising short-term rates, the environment for intermediate-term securities has been difficult. While yields have risen on high-grade municipal bonds with maturities out to six years, intermediate-term yields have barely moved. Since we believed that interest rates would be rising through 2005, our general plan was to keep the fund’s duration, which measures the portfolio’s sensitivity to interest rate changes, short of our benchmark, the Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index. However, during March and early August, we took advantage of market opportunities and extended the fund’s duration so that it matched the benchmark. By the end of August, when yields fell and the market rallied in response to Hurricane Katrina, we returned to our short position.

In terms of maturities, we started this reporting period with a moderate barbell structure to take advantage of what we believed would be a flattening yield curve. We constructed the portfolio by allocating between 10% and 15% to unusually long maturities for our fund and simultaneously overweighting the fund’s cash and short-term issues. As we expected, the yield curve flattened, and we responded by reducing some of our longer positions and adding to our 7- to 15-year holdings.

PORTFOLIO DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Dedicated Tax Revenue	30.5%	28.6%
General Obligation–Local	11.6	14.8
Prerefunded Bonds	4.7	13.6
General Obligation–State	10.5	7.8
Hospital Revenue	5.9	7.4
Water and Sewer Revenue	5.7	5.8
Electric Revenue	6.4	5.0
Ground Transportation Revenue	5.7	2.9
Other Assets and Reserves	19.0	14.1
Total	100.0%	100.0%

Since our last report, we made a number of changes in sector allocations. Higher-quality sectors, such as prerefunded and local general obligation bonds, performed well, and we increased our allocations to those issues. Although state general obligation and dedicated tax revenue bonds performed well, we lightened up slightly on those holdings. Heavy demand for securities that offer some spread relative to high-quality issues made it difficult to find attractive opportunities in revenue bonds, but we were able to increase our allocation of hospital bonds. The portfolio’s credit quality remains high—99% of portfolio holdings are rated AAA or AA.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

Respectfully submitted,

Charles B. Hill
Chairman of the fund’s Investment Advisory Committee

September 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation, lose their advantage as a source of tax-free income.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities selected from issues larger than $75 million.

Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index: This index is a subindex of the Lehman Brothers Municipal Bond Index. It is a market-value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $250 million.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years
Florida Intermediate Tax-Free Fund	2.36%	4.88%	4.76%

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, shareholders should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,016.80	$2.80
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.43	2.80
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 6/30/05	1 Year	5 Years	10 Years

Florida Intermediate Tax-Free Fund	4.82%	5.32%	4.95%

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the share-
holder may pay on fund distributions or the redemption of fund shares.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	8/31/05**	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$10.95	$11.32	$11.23	$10.93	$10.76	$10.24

Investment activities
Net investment
income (loss)	0.20	0.41	0.43	0.45	0.45	0.47
Net realized and
unrealized gain (loss)	(0.02)	(0.37)	0.09	0.30	0.17	0.52

Total from
investment activities	0.18	0.04	0.52	0.75	0.62	0.99

Distributions
Net investment income	(0.20)	(0.41)	(0.43)	(0.45)	(0.45)	(0.47)

NET ASSET VALUE
End of period	$10.93	$10.95	$11.32	$11.23	$10.93	$10.76

Ratios/Supplemental Data
Total return^	1.68%	0.40%	4.71%	6.98%	5.92%	9.86%
Ratio of total expenses to
average net assets	0.55%†	0.55%	0.55%	0.54%	0.56%	0.59%
Ratio of net investment
income (loss) to average
net assets	3.68%†	3.72%	3.82%	4.03%	4.19%	4.46%
Portfolio turnover rate	17.9%†	18.2%	17.3%	12.8%	15.3%	19.5%
Net assets, end of period
(in thousands)	$110,653	$113,557	$118,259	$112,202	$105,433	$92,003

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** Per share amounts calculated using average shares outstanding method.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

FLORIDA 90.2%

Alachua County HFA, Shands Teaching Hosp. & Clinics
VRDN (Currently 2.34%)	2,500	2,500
Broward County, GO
5.00%, 1/1/25	1,000	1,077
5.25%, 1/1/15	2,000	2,189
5.25%, 1/1/18	2,000	2,184
Broward County
Resource Recovery, 5.00%, 12/1/06	1,800	1,842
Water & Sewer, 5.00%, 10/1/15 (AMBAC Insured)	1,425	1,566
Broward County Airport, 5.25%, 10/1/10 (MBIA Insured) #	2,000	2,118
Collier County, Gas Tax, 5.25%, 6/1/14 (AMBAC Insured)	500	558
Coral Gables HFA, Baptist Health, 5.00%, 8/15/06	400	407
Dade County IDA, Florida Power & Light, VRDN (Currently 2.34%)	800	800
Delray Beach, GO, Decade of Excellence, 5.00%, 2/1/13
(FSA Insured)	1,000	1,101
Duval County School Dist., GO, COP, 5.75%, 7/1/16 (FSA Insured)	2,000	2,184
Florida
5.25%, 7/1/06 (FGIC Insured)	1,550	1,581
5.375%, 7/1/14 (FGIC Insured)	2,000	2,202
5.50%, 7/1/12 (Prerefunded 7/1/10†) (FGIC Insured)	2,500	2,778
5.50%, 7/1/13 (FGIC Insured)	1,000	1,106
5.50%, 7/1/16 (FGIC Insured)	1,000	1,105
Florida Board of Ed., GO
5.00%, 6/1/12 (FGIC Insured)	1,250	1,366
5.00%, 6/1/14	2,000	2,183
5.125%, 6/1/13	2,500	2,692
5.25%, 1/1/13 (Prerefunded 1/1/08 †)	2,360	2,503
5.25%, 1/1/14 (Prerefunded 1/1/08 †)	1,170	1,241
Florida Dept. of Environmental Protection
5.00%, 7/1/12 (MBIA Insured)	2,500	2,747
5.25%, 7/1/14 (FGIC Insured)	2,000	2,230
Florida Dept. of Natural Resources
Documentary Stamp Tax
5.50%, 7/1/09 (FSA Insured)	3,000	3,257
5.75%, 7/1/07 (AMBAC Insured)	1,000	1,050
6.00%, 7/1/06 (MBIA Insured)	1,850	1,897
6.00%, 7/1/08 (AMBAC Insured)	2,645	2,855
Florida DOT, Florida Turnpike Revenue, 5.25%, 7/1/11
(MBIA Insured)	1,950	2,076
Florida HFC
Multi-Family Housing
5.80%, 2/1/08 (Prerefunded 8/1/06 †)	1,000	1,047
5.80%, 8/1/08 (Prerefunded 8/1/06 †)	1,000	1,047
Hillsborough County School Dist., 5.375%, 10/1/14
(Prerefunded 10/1/11†) (AMBAC Insured)	1,500	1,670
Jacksonville
5.25%, 10/1/19 (MBIA Insured) #	1,500	1,637
5.375%, 10/1/17 (FGIC Insured)	1,000	1,112
Jacksonville Electric Auth., 5.25%, 10/1/12 (Prerefunded 10/1/07†)	1,930	2,038
Jacksonville HFA
Baptist Health
VRDN (Currently 2.34%)	100	100
5.00%, 8/15/11 (MBIA Insured)	750	779
Kissimmee Water & Sewer Systems, 5.50%, 10/1/11
(Escrowed to Maturity) (FGIC Insured)	1,500	1,644
Lakeland Electric & Water, 6.55%, 10/1/07 (FSA Insured)	1,095	1,172
Lee County IDA, 5.80%, 11/1/11 (MBIA Insured) #	1,325	1,373
Martin County, Utility Systems, 5.50%, 10/1/16 (FGIC Insured)	1,260	1,414
Miami-Dade County, GO, 5.25%, 11/1/16 (MBIA Insured)	660	724
Miami-Dade County EFA, University of Miami, 5.00%, 4/1/18
(AMBAC Insured)	1,750	1,898
Orange County
5.125%, 1/1/16 (FGIC Insured)	2,580	2,828
5.60%, 10/1/07 (Prerefunded 10/1/05†) (FGIC Insured)	500	511
Orange County HFA, Nemours Foundation Project, 5.00%, 1/1/20	1,245	1,352
Orlando-Orange County Expressway Auth., 6.50%, 7/1/10
(FGIC Insured)	1,000	1,144
Osceola County, GO, 5.50%, 10/1/16 (FGIC Insured)	1,000	1,124
Palm Beach County
Criminal Justice Fac., 5.75%, 6/1/13 (FGIC Insured)	3,700	4,267
Public Improvement, 5.00%, 8/1/07	2,810	2,918
Pinellas County, 5.00%, 10/1/10 (FSA Insured)	1,910	2,070
Polk County Transportation Improvement, 5.625%, 12/1/15
(Prerefunded 12/1/10†) (FSA Insured)	500	562
Reedy Creek Improvement Dist., GO
5.00%, 6/1/17 (AMBAC Insured)	1,775	1,913
5.00%, 6/1/21 (AMBAC Insured)	2,080	2,259
Reedy Creek Improvement Dist.
5.00%, 10/1/15 (AMBAC Insured)	1,230	1,369
5.125%, 10/1/14 (Prerefunded 10/1/09 †) (MBIA Insured)	1,525	1,654
St. Augustine, 5.00%, 10/1/24 (AMBAC Insured)	2,400	2,583
Venice Health Care, Bon Secours Health System, 5.40%, 8/15/08
(MBIA Insured)	1,290	1,343
West Orange Healthcare Dist., 5.50%, 2/1/10	750	806
Total Florida (Cost $95,377)		99,753

PUERTO RICO 8.9%

Puerto Rico, GO, Public Improvement, 5.50%, 7/1/18 (FSA Insured)	2,000	2,356
Puerto Rico Electric Power Auth., 5.25%, 7/1/14 (MBIA Insured)	2,000	2,143
Puerto Rico Ind., Tourist, Ed., Medical & Environmental Fac.
Ascension Health, 6.375%, 11/15/15	750	852
Puerto Rico Infrastructure Financing Auth., Excise Taxes
5.50%, 7/1/16 (AMBAC Insured)	1,500	1,748
Puerto Rico Municipal Fin. Agency, GO, 5.875%, 8/1/14
(FSA Insured)	1,500	1,661
Puerto Rico Public Fin. Corp., 5.25%, 8/1/29
(Tender 2/1/12) (MBIA Insured)	1,000	1,102
Total Puerto Rico (Cost $9,407)		9,862

Total Investments in Securities
99.1% of Net Assets (Cost $104,784)		$109,615

(1)	Denominated in U.S. dollars unless other-	FSA	Financial Security Assurance Inc.
	wise noted	GO	General Obligation
#	Interest subject to alternative minimum tax	HFA	Health Facility Authority
†	Used in determining portfolio maturity	HFC	Housing Finance Corp.
AMBAC	AMBAC Assurance Corp.	IDA	Industrial Development Authority/Agency
COP	Certificates of Participation	MBIA	MBIA Insurance Corp.
DOT	Department of Transportation	VRDN	Variable-Rate Demand Note; rate shown is
EFA	Educational Facility Authority		effective rate at period-end
FGIC	Financial Guaranty Insurance Company

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $104,784)	$109,615
Interest receivable	1,227
Receivable for shares sold	1
Other assets	52

Total assets	110,895

Liabilities
Investment management fees payable	34
Payable for shares redeemed	2
Due to affiliates	9
Other liabilities	197

Total liabilities	242

NET ASSETS	$110,653

Net Assets Consist of:
Undistributed net realized gain (loss)	$(532)
Net unrealized gain (loss)	4,831
Paid-in-capital applicable to 10,121,265 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	106,354

NET ASSETS	$110,653

NET ASSET VALUE PER SHARE	$10.93

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
8/31/05
Investment Income (Loss)
Interest income	$2,354

Expenses
Investment management	201
Custody and accounting	50
Shareholder servicing	28
Prospectus and shareholder reports	11
Legal and audit	9
Registration	3
Trustees	2
Proxy and annual meeting	1
Miscellaneous	4

Total expenses	309
Expenses paid indirectly	(1)

Net expenses	308

Net investment income (loss)	2,046

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	(110)
Change in net unrealized gain (loss) on securities	(117)

Net realized and unrealized gain (loss)	(227)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,819

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,046	$4,125
Net realized gain (loss)	(110)	92
Change in net unrealized gain (loss)	(117)	(4,005)

Increase (decrease) in net assets from operations	1,819	212

Distributions to shareholders
Net investment income	(2,046)	(4,124)

Capital share transactions *
Shares sold	7,633	26,040
Distributions reinvested	1,316	2,641
Shares redeemed	(11,626)	(29,471)

Increase (decrease) in net assets from capital
share transactions	(2,677)	(790)

Net Assets
Increase (decrease) during period	(2,904)	(4,702)
Beginning of period	113,557	118,259

End of period	$110,653	$113,557

(Including undistributed net investment income of $0
at 8/31/05 and $0 at 2/28/05)

*Share information
Shares sold	700	2,361
Distributions reinvested	120	240
Shares redeemed	(1,066)	(2,678)

Increase (decrease) in shares outstanding	(246)	(77)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 31, 1993. The fund seeks to provide a high level of income exempt from federal income taxes, consistent with moderate price fluctuation, by investing primarily in Florida municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $9,654,000 and $13,349,000, respectively, for the six months ended August 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2005, the fund had $51,000 of unused capital loss carryforwards, of which $17,000 expire in fiscal 2009 and $34,000 expire in fiscal 2013.

At August 31, 2005, the cost of investments for federal income tax purposes was $104,784,000. Net unrealized gain aggregated $4,831,000 at period-end, of which $4,891,000 related to appreciated investments and $60,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $21,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally at or below the median for comparable funds. The information also indicated that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005